
NIHAB                                                HYRESKONTRAKT
                                                     FOR LOKAL                          Nr. 16001

Undertecknade har denna dag traffat foljande hyresavtal       Kryss i ruta innebar att den darefter
                                                              foljande texten galler

Hyresvard
                  Norrtalje Industri- och Hantverkshus AB (NIHAB)               Organisationnummer:
                  Hantverkaregatan 16, 761 30 Norrtalje                         556194-6053

Hyresgast                                                                       Personnr./orgnr.
                  Neste Cellplast AB                                            556190 - 3491

Lokalens          Kommun                                      Kvarter/stadsaga
adress            Norrtalje                                   Gorla 9:5

                  Gata                                        Trappor           Lagenhet nr.
                  Braxenvagen 8  761 41 Norrtalje

Lokalens skick
och anvandning
              Lokalen med tillhorande utrymmen uthyre, om inte annat anges, i befintligt skick att
              anvandas till:      Cellplasttillverkning

Lokalens          Butiksarea:       Kontorsarea          Lagerarea     Ovriga  utrymmen
storlek och       plan     m2       plan    m2           plan   m2     plan    m2
omfattning                           1      529                        1       5316    TOT 5845m2

                                                                                              Bilaga
                  [ ]  Omfattningen av de forhyrde lokalema har markerats pa bifogade ritning(ar)

                  tillfart for bil                     plats for                 parkeringsplats(er)
                   for i- och                          skylt                     garageplats(er)
                  [x]  uriastning  [x] plats for skylt  [ ].skap/automat         [x] bil(ar)
                           [ ] uthus                  [ ] bil(ar)

Inredning         Lokalen uthyra                              Vid  hyresfohallandet upphorande bilaga
                                                              skall hyresfohallandet, om inte annan
                  [x] utan sarskild for                       overenskommense traffats honom
                  verksameheten avsedd                        honom tillhong inredning och
                  [ ] med sarskild for verksamhten            in godtagbart skick.
                       avsedd inreading eni bil

Kontraktstid      Fran och med den                            Till och med den
                  1996-04-01                                  2006-03-31

Uppsagningstid    Uppsagning av detta kontrakt                fore den avpalade hyrestidends utgang
Forlangningstid   skall ske samtidingen minst 9 manader       i annat fall ar kontraktet forlangd med
                  5 ar for varje gang

Hyre              Kronor
                  2.338.000         per ar utgorande   [ ] total hyre  [x] hyra exkl. Nedan markerade

Index                                                                                   bilaga  1


klausul           [  ] Andring av oven angiven hyre sker i enligenhet med bifogade index klausul

Varme och         Erforderlig uppvarmning av lokalenombesorjas av      Varmvatten tilldelaa
varmvatten        [  ] Hyresvarden  [x] Hyresgasten                    [ ] hela aret     [  ] inte alls

Kostnad  [x] Bransle/Varmetillag utgar i enligenhet med bifogade klausul                bilaga  1

Va-kostnad        [x] Huresgasten har eget abonnemang                                   bilaga  1

Kyle
Ventilation             [ ] Kostnader for drift av sarskild kyl- och                    bilaga 1
                            ventilationtillagning ersatts i enligenhet med
                            bifogad klausul

El
                  [  ] En. Hyresvardens sjalvkostnad          [  ] Hyresgasten har eget abonnemang   1

Trapp-stadning
         [  ] Ingar i hyren                          [x] ombesorjs och bekostad av hyresgasten

Emballage-
och sop-          [  ] Ingar i hyren                 [x] ombesorjas och bekostas av hyresgasten
hamtning                                                 (dock aligger det hyresvarden att tillhanda sopkista och
                                                         erforderligt utrymme

Snorojning
och               [  ] Ingar i hyren                 [x] ombesorjs och bekostad av hyresgasten

Fastighetsskatt
                  [  ] Ingar i hyren                 [x] ersattning harfor erlaggs enligt sarskild bilaga 2
                                                         overenkommelse



Oforut-           Skulle efter avtalets tecknande - for avtal lopande pa langre
sedde             tid an tre ar - oforutsedde kostnads okningar uppkomma for
kostnader         fastigheten pa grund av
                         a) inforande eller hojning av sarskild for fastigheten
                            gallande skatt, avgift eller palaga varom riksdag, regering, kommun eller myndighet kan komma att

                         b) generelle omkostnadsatgarder eller liknade pa
                            fastigheten som ej enbart avser lokalen och som hyresvarden alaggs att utfora till foljd av beslut av riksdag, regering, kommun eller myndighet skall hyresvarden med verkan fran intradd kostnadsokning erlagga till hyresvarden for pa lokalen belopande andel av den totale arliga kostnadokningen fo fastigheten.

         Lokalens andel ar procent (haranderen ej angivits beraknas den i forhallande till i fastigheten ongaende [olaslig] vid tiden for [olaslig] okningen).

         Med skatt enligt sj ovan avses ej moms och fastighetsskatt in den man ersattning harfor erlaggs i enlighet med sarskild overenkommelse ovan.

         Ersattningen erlaggs enligt regler om hyrens betalning.

Mervards- [x] Fastighetensagare/hyresvarden ar ansvarig till moms for utrymning skall av lokalen. Hyresgasten skall utover hyren erlaagga vid varje tillfalle gallande moms.
(moms)
          [ ] Om fastighetensgaren/hyresvarden efter beslut av
              skattemyndigheter blir
                  skatteskyldig till moms for utrymning a lokalen skall hyresgasten utover hyren erlagga vid varje tillfalle gallande moms.

        Denne som erlaggs samtidigt med hyren beraknad och angivet hyresbelopp, enligt varje tidpunkt gallande regler for moms pa hyre, [olaslig ]

Hyrens bataining      Hyran erlagga utan anfordrean I forakott senast stata
                      vardagen fore verje
        [x] Kalenderkvartais [ ] Kalendermanada borjan genom insattning pa konto
                      postgiro nr           bankgiro nr
                      693408-7              677-8351

Rants Betainings-paminnelse               Vid forsaned hyresbetaining skall
                      hyresgasten aftagga dela ranta enligt rantelagen, defe ersattning for skrittig betainingspaminnerise enligt legan om ersettning for inkassokostneder m m. Ersettning for peminnelee utgar med belopp som vid varje tillfelle geller enligt forordningen om ersettning for inkassokstneder m m.

Underhall m m         [ ] Hyresvarden skall utfor och bekoste arforderligt
                      inre underhall av lokalema och av honorn tillhandshallen inredning Dock att hyresgasten svarer for bilaga

                      [x] Hyresgasten skall utfors och bekoste erforderligt inre underhall av ytakkt for golv, vaggar och tak jamte av inredning tillhandahallen av hyresvarden Hyresgastens underhalsskylidighet omfattar darutover bilaga

                      [ ] Frodeiningen av underhallansavaret framgar av saraklid bilaga

                      Hyresgasten agar inte erhalla nadsettning I hyran for hinder eller men I nyttanderatten for ad varunder hyresvarden later varketalla sedvanligt underhall av fastigheten eller de forhyrds loksleme. Det aligger dock hyresvarden att I got tid underratte hyresgasten om arbetete art och omfettning samt nar och under vilkan tid arbetst skall utforse.

                      I det fall forhymingen galler butikslokathaniverkalokal med varkssemhet bercende av kundtillstromning skall kisundelfen aga glittighet endest om sarakdid overneskommeise harom traffets.

                      Det etigger att pa eget ansvar och egen bekostnad svara for de atgarder som eve froakrinsbolag eller bygnadenamnd, miljo-och hatsbskyddenamno, brandmyndighet eller annan myndighet kan komma att kraves for lokelens nytijande for avsedd anvarndningl Hyresgasten skall samrede med hyresvarden innan atgarder vidtas. [ ] hyresvarden [x] hyresgasten

         Om hyresgasten utan erforderligt bygglov vidtar andringer I lokelema och varden fill forjd harav enligt regieme I PBL tvingas utge byggehassavfif eller tillaggasvgift akail hyresgasten varden utge motsvarande betopp.

Skyttar markiser           Hyresgasten agar ufter samrad med varden uppsatta
fonster dorrar etc.        for varksamheten sedvanlig skylt, under forutanlinin,
                           att hyresvarden ej her befoged anledning vagra och att hyresgasten inhamtat erforderlige tillatand av bearda myndigheter. Vid avnyttning allgger det hyresgasten att aterstalla husfaseden I godtagbert skick.
                           Vid mere orofattande fastighetunderhall sasom fasadrenovering aligger det hyresgasten att pa egen bekosnad och utan ersattning nadmonters och atar uppmontera skyltar markiser och antenner.

                           Hyresvarden forbinder sig att inta uppsattla automater och skyttakap a yttervaggama till de av hyresgasten forhyrde lokalma utan hyresgastens medgivan samt medgar hyresgasten optionsratt att uppsatta automater och skytakap a fragavrande vagger.

                      [ ] Hyresvarden [x] Hyresgasten svarer for skador pa grund av averkan a fonster, entradorrar och skylter.

                      Hyresgasten ar skyldig att techne och vidmakthalla glasforsakring betnaffande sariliga att lokelen horande skylfonster och entedorrar

Lasanorningar              Det eligger
                  [x] hyresvarden [ ]hyresgasten att utrusta lokalens med sadana las-och toidakyddanordningar som krava for slitighet av hyresgastens affars-eller forsingeforsakring.

Force Majeure     Hyresvarden frieger sig fran skylighet att fulgora sin el av avatet och fran skylghet att erlagga ksadestand om hans ateganden inte ell eller endat till onomait hog kostnad kan fullgoras pa grund av krig eller upptopp, pa grund av seden arbetsinstafee blcked eldsvada, explosion eller ingapp av offentlig myndighet som hyresvarden inter neder over och inter heller kunnat foruse.

Sakerhat         Forutsattning for detta avtals glighet ar att sakerhet stais I form av
                 [ ] bankgerenti  [ ] borgen   [ ] lemnes sonnet den    bilaga

Saraklida bestanneiser     For hyresavtalet galler bilaga               bilaga 1

Underskrift    Detta kontrakt, som inte utan saraklit medgivande far insava, har uppratlats I tva likdigs exemplar, av vilka parteme tag ver alt.
               Tidigere avtal mellan partema avseende denna lokal upphor att galla for deta avtais kraftrandente.

                       Ort/datum                            Ort/datum
                       Helsingborg 1996-08-16               NORRTALJE 1996
                       Hyresvard                            Hyresgast
                       Lokalo Fastighetsforvaltning         Neste-Cellplast AB

                       Staffan Falkengren                   Stefan Lander

Overens-from           Pa grund av denna dag treffed overenskommalse upphor
kommelse               kontraktet att galla till vitken dag hyresgasten
om avtlyttning         forbinder sig att avflyta.

                       Ort/datum               Hyresvard              Hyresgast

Overlatse              Ovanstaende hyreskontrakt galler from den
                       Pa
                       Frantradande hyresgast  Tillradande hyresgast  Pers nr/
Ovanstaende            Ort/datum               Hyresvard              or nr
overlatse
godkannes

NIHAB
NORRTALJE INDUSTRI-
& HANTVERKSHUS AB


INDEXKLAUSUL for lokal                                        Bilaga nr: 1


Avser                   Hyreskontrakt nr
                        16001                             Gorla 9:5


Hyresvard               Norrtalje Industri- & Hantverkshus AB


Hyresgast               Neste Cellplast AB


Klausul Av det i kontraktet angivna hyresbeloppet pa 2.338.000 kronor skall 75% eller 1.753.000 kronor utgora bashyra.
                        Under hyrestiden skall med hansyn till forandringarna i konsumentprisindex (totalindex med 1980 som basar) tillagg till hyresbeloppet utga med viss procent a bashyran enligt nedanstaende grunder.

                        Bashyran anses vara anpassad till indextalet for oktober manad 1995

                        X   Detta indextal (bastalet) ar 256.9
                            Detta indextal (bastalet) ar for narvarande ej kant.

                        Skulle indextalet nagon pafoljande oktobermanad ha stigit med minst tre (3.0) enheter i forhallande till bastalet, skall tillagg utga med procenttal varmed indextalet andrats i forhallande till bastalet. I fortfsattningen skall tillagg utga i forhallande till indexandringarna varvid hyresforandringen beraknas pa basis av den procentuella forandringen mellan bastalet och indextalet for respektive oktobermanad. For att hyresandringen i fortsattningen skall ske fordas att index for nagon oktobermanad hojts eller sankts med minst tre (3.0) enheter i forhallande till det indextal, som gallde vid det senaste tillfallet da hyran andrats enligt denna klausul.

                        Utgande hyra skall dock aldrig sattas lagre an det i kontraktet angivna hyresbeloppet. Hyresandringen sker alltid from 1 janurari efter det att oktoberindex foranlett omrakning.


Underskrift             Ort/datum                                 Ort/datum
                        Norrtalje 1997-06-16                      Norrtalje 1997-06-30


                        Hyresvard                                 Hyresgast
                        Norrtalje Industri - Hantverkshus AB      Neste Cellplast AB








                        Christer Stighall                         Johan Laftman


                                                                     Page 1 of 2
NIHAB
Norrtalje Industri-                         LEASE CONTRACT
& Hantverkshus AB                           for Commercial Premises    No. 16001
[Norrtalje Industry & Crafts House, Inc.]

The undersigned has on this day signed the it applies

Check space when the text following it applies


--------------------------------------------------------------------------------

Lessor                     Norrtalje Industri- och Hantverkshus AB (NIHAB)              Organization No.
                           Hantverkaregatan 16, 761 30  Borrtalje                       556194-6053


Lessee                     Neste Cellplast AB                                   Personal/Organization No.
                                                                                556190-3419

Address  Municipality                                                  District
of premises                Norrtalje                                   Gorla 9:5

                           Street                                      Floor            Apt. No.
                           Braxenvagen 8 761 41 Norrtalje

Condition and use          Premises and outside spaces are leased, if not indicated otherwise,
of the premises            in their present condition to be used for Cellulose plastic production


Size and space             Sales area       Offices area      Storage area      Other spaces
of the premises            Floor     m/2/   Floor    m/2/     Floor    m/2/     Floor    m/2/
                                            1        529                         1       5316
                                                                                TOTAL: 5845 m2
                           Loading and                        Parking space for
                           [X] unloading space       [X] Space for...      [x] Car
                           [ ]  Extent of premises is noted on attached drawing(s).       [ ] Attachment
                           [x]  Access by car for loading and unloading space
                           [ ]  Space for drop-box or vending machine
                           [x]  Space for sign       [x] plats for skylt                [ ] bil(ar)
                           [ ]  outbuilding          [ ] uthus

Fittings and               Premises are leased       [x] without special installations to pursue activities
attachment fixtures                                  [x] with special installations to pursue activities

Term of contract           From  April 1, 1996                To March 31, 2006

Cancellation time          Contract can be terminated with written notice 9 months before lapse of lease.
Extension time             If not canceled, the contract can not be renewed for periods of 5 years each

Rent                       Skr. 2,338,000                     Rent excluding charges as noted below.

Index clause               [x] Change of the rent indicated above shall be according to the attached Index Clause

Heating and Hot            Required heating of the premises shall be provided by

Water Supply               [x] the lessee  [ ] the lessor
                           Hot water to be provided   [ ] year round  [ ] not at all

Cost                       [x] Fuel/heating surcharge to be borne by Lessee.       Attachment

Cost of Water              [x] Lessee has own supply contract                      Attachment
Cooling,                   [  ] Cost for operating of special cooling and          Attachment
                           ventilation shall be compensated according to attached clause.

Electricity                [  ] at Lessee's cost     [x] Lessee has own contract

Stairway cleaning          [  ] included in rent     [x] at Lessee's expense and initiative

Trash and garbage          [  ] included in rent     [x] at Lessee's expense and initiative
removal

Snow removal               [  ] included in rent     [x] at Lessee's expense and initiative
and sanding

Real estate tax            [  ] included in rent     [x] reimbursement under separate
                                                     agreement      Attachment  2

Unforseen costs

If, after this contract is signed - for contracts extending for longer than three years - unforeseen costs for the premises should arise owing to:

a) introduction or increase of tax applying particularly to the premises, fee or surcharge as may be imposed by Parliament, Government, City or Local Authority,

b) general cost items or the like to the premises, not applicable specifically to the premises and which Lessor is obliged to incur as a result of a decision of Parliament, Government, City or Local Authority,

Lessee shall, with effect from the start of the cost increase, reimburse Lessor for the share of the total annual cost increase attributable to the premises.

The share of the premises is ____ percent (if share is not stated, it is calculated relative to the total rents for the premises at the time of the cost increase).

Taxes under paragraph a) do not include VAT and real-estate taxes for which compensation is made under the provisions of any separate agreement above. Compensation will be paid under the rules for payment of rents below.

Value-added tax   [x] The property owner/Lessor is liable for VAT for
                  renting the premises. Lessee shall pay the applicable VAT in addition to the rent upon each occasion.

                  [ ] If the property owner/Lessor becomes liable for VAT on the rent for the premises by decision of the taxing authorities, Lessee shall pay the applicable VAT in addition to the rent upon each occasion.

The amount to be paid simultaneously with the rent, calculated from said amount of rent plus, as provided by regulations on VAT on rents applicable at each occasion, from any surcharges or other compensation as provided at each occasion in this contract.

Interest, reminder         If payment is delayed, Lessee shall pay
                           interest as provided by law plus compensation for written reminder as provided by law regarding debt collection costs. Compensation for reminder shall in every case equal the sum provided by law regarding debt collection costs.

Maintenance etc.           [ ] Lessor shall undertake and pay for the interior
                           maintenance of the premises and of fixtures maintained by him. Lessee shall, however, be responsible for Attachment

                           [ ] Lessee shall undertake and pay for required interior maintenance of the surface of floors, walls and ceilings as well as for maintenance of Lessee-owned fixtures.Attachment

                           [x] The allocation of maintenance costs is shown in a separate attachment.
                                                                    Attachment 2

Lessee is not entitled to reduction in rent for let or hinder in use during such time Lessor performs usual maintenance of the premises, including buildings. Lessor is responsible, however, for informing Lessee in good time concerning the type and extent of the work and where and when the work will be performed.

In the event that the contract applies to a sales or workshop facility with activity dependent upon customer access, this clause shall apply only if separate agreement to this effect has been reached.

It is the responsibility of         [ ] Lessor                [x] Lessee
at his own cost to arrange for such measures as may by required by insurers, building authorities, environmental or health authorities, fire authorities or other authorities for the use of the premises for the intended purposes. Lessee shall consult with Lessor before such measures are taken.

If Lessee undertakes alterations in the premises without the required authorizations and Lessor is subsequently required under the Buildings Act to pay a building fee or penalty, Lessee shall compensate Lessor with a corresponding amount.

Signs, awnings, windows, doors, etc.: Lessee is entitled, after consultation with Lessor, to erect customary signs for the activity with the understanding that Lessor has no well-founded reason to refuse and that Lessee has obtained all necessary permission from the cognizant authorities. When vacating the premises, Lessee is responsible for restoring the facade of the premises to an acceptable state.

During comprehensive maintenance of the premises such as renovation of the facade, it is the responsibility of Lessee, at his cost and without compensation, to dismantle and to remount signs, awnings and antennas.
Lessor undertakes not to install vending machines and drop-boxes on the outer walls of the premises leased by Lessee without Lessee's permission and grants Lessee the option of installing vending machines and drop-boxes on said walls.


[ ] Lessor                 [x] Lessee is responsible for compensation for damage
caused to windows, entrance doors and signs.

Lessee is responsible for obtaining and maintaining insurance coverage on all glass in premises show windows and entry doors.

Lock arrangements          It is the responsibility of [blank] to equip the
                           premises with such locks and security measures as are required under Lessee's business and industrial insurance.

                           [ ] Lessor [x] Lessee

Force Majeure              Lessor disclaims responsibility from fulfilling his
                           part of the contract and responsibility for compensating for damage if his efforts cannot at all or only at high cost be exercised because of war or uprising, because of work stoppage, blockade, catastrophic fire, explosion or intervention by public authorities over which Lessor has no control and which Lessor could not foresee.

Surety A precondition for the validity of the contract is that surety be furnished in the form of Attachment

                           [ ] bank guarantee  [ ] deposit   [ ] furnished
                                                                 no later than

Other provisions           According to Attachment 3

Signature                  This contract has been drawn up in two identical
                           copies, of which each party receives its own. Prior agreements between the parties concerning these premises shall cease to be valid as of the signing of this contract.

--------------------------------------------------------------------------------
Address                    Post code        City
Hantverkaregatan 16        761 30           NORRTALJE


Telephone         Fax               Postgiro         Bankgiro
0176-719 50       0176-151 87       693406-7         677-8351

                         Place/Date                                  Place/Date
                         NORRTALJE,  June 16, 1996                   NORRTALJE,  June 26, 1996

                         Lessor                                      Lessee
                         Norrtalje Industri- & Hantverkshus AB       Neste Cellplast AB


                         [signature]                                 [signature]
                         Christer Stighall                           Johan Laftman

INDEX CLAUSE
                                 for commercial space            Appendix No.
                                                                     1
Concerning        Lease contract No.                 Property
                  16001                              Gorla 9:5

Lessor            Norrtalje Industri- & Hantverkshus AB

Lessee            Neste Cellplast AB

Clause Of the rent amount of Skr. 2,338,000 indicated in the contract, 75% or Skr.1,753,500 shall make up the base rent. During the lease term, a surcharge to the amount of the rent shall be applied by virtue of the changes in the consumer price index (total index with 1980 as base year) at a certain percentage of the base rent, pursuant to the provisions set forth below.

                  The base rent shall be considered to have been adjusted to the index number for the month of October 1995.

                  [x]  This index number (base number) is 256.9

                  Should the index number rise after the month of October rise by at least three (3) units in relation to the base number, the surcharge shall be raised by the percentage number by which the index number changes over the base number. Subsequently, the surcharge shall be in the amount to the proportion by which the rent changes are computed, namely on the basis of the percentage change between the base number and the index number for the respective month of October. For the rent changes to apply in the future, it is required that the index for any month of October shall rise or decline by at least three (3.0) units in relation to the index number in effect on the last occasion when the rent changed according to this clause.

                  However, the amount of the rent shall never be set lower than the amount of the rent indicated in the contract. Rent changes shall always be made as of January 1 after the October indexclause recalculation.

Signature         Place/Date                           Place/Date
                  Norrtalje, June 16, 1997             Norrtalje, June 26, 1997

                  The lessor                           The lessee
                  Norrtalje Industri-                  Neste Cellplast AB
                  & Hantverkshus AB                    [signature]
                  [signature]                          Johan Laftman
                  Christer Stighall